
roxy

iDEN Technology Update

December 17, 2002

NEXTEL®

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995:

A number of statements made in the following presentation are not historical or current facts, but deal with potential future circumstances and developments. They can be identified by the use of forward looking words such as "believes, expects, plans, may, will, would, could, should, anticipates" or other comparable words, or by discussions of strategy that may involve risks and uncertainties. We caution you that these forward looking statements are only predictions, which are subject to risks and uncertainties including technological uncertainties, financial variations, changes in the regulatory environment, industry growth and trend predictions. The operation and results of our wireless communications business may be subject to the effect of other risks and uncertainties including, but not limited to:

- general economic conditions in the geographic areas and occupational market segments that we are targeting for our digital mobile network service;
- the availability of adequate quantities of system infrastructure and handset equipment and components to meet service deployment and marketing plans and customer demand;
- the availability and cost of acquiring additional spectrum;
- the timely development and availability of new handsets with expanded applications and features;
- the success of efforts to improve, and satisfactorily address any issues relating to, our digital mobile network performance;
- the successful implementation and performance of the technology being deployed or to be deployed in our various market areas, including the expected 6:1 voice coder software upgrade being developed by Motorola and technologies to be implemented in connection with our contemplated launch of nationwide Direct Connect;
- market acceptance of our new line of Java embedded handsets and service offerings, including our Nextel Online services;

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 (Continued):

- the timely delivery and successful implementation of new technologies deployed in connection with any future enhanced iDEN or next generation or other advanced services we may offer;
- the ability to achieve market penetration and average monthly handset revenue levels sufficient to provide financial viability to our digital mobile network business;
- the impact on our cost structure or service levels of the general downturn in the telecommunications sector, including the adverse effect of any bankruptcy of any of our tower providers or telecommunications suppliers;
- our ability to successfully scale, in some instances in conjunction with third parties under our outsourcing arrangements, our billing, collection, customer care and similar back-office operations to keep pace with customer growth, increased system usage rates and growth in levels of accounts receivables being generated by our customers;
- access to sufficient debt or equity capital to meet operating and financing needs;
- the quality and price of similar or comparable wireless communications services offered or to be offered by our competitors, including providers of cellular and personal communications services;
- future legislation or regulatory actions relating to specialized mobile radio services, other wireless communications services or telecommunications generally;
- the costs of compliance with regulatory mandates, particularly the requirement to deploy location-based 911 capabilities; and
- other risks and uncertainties described from time to time in our reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2001 and our subsequent quarterly reports on Form 10-Q.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

iDEN Technology Update
Morning Agenda

9:00 AM	Welcome	**Paul Saleh**, EVP & Chief Financial Officer, Nextel
9:10 AM	iDEN Network Components	**Barry West**, EVP & Chief Technology Officer, Nextel
9:45 AM	Nextel's Network Performance	**Limond Grindstaff**, SVP Network Engineering & Operations, Nextel
10:15 AM	Break	
10:30 AM	New Developments for iDEN	**Fred Wright**, SVP & General Manager North America & iDEN Global Infrastructure, Motorola
11:15 AM	Differentiated and Highly Competitive Handsets	**Bill Werner**, SVP & General Manager iDEN Subscriber Group, Motorola **Greg Santoro**, VP of Wireless & Internet Services, Nextel

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

iDEN Technology Update
Afternoon Agenda

1:30 PM	Welcome	**Paul Saleh**, EVP & Chief Financial Officer, Nextel
1:40 PM	iDEN Network Components	**Barry West**, EVP & Chief Technology Officer, Nextel
2:15 PM	Nextel's Network Performance	**Limond Grindstaff**, SVP Network Engineering & Operations, Nextel
3:00 PM	Break	
3:15 PM	New Developments for iDEN	**Fred Wright**, SVP & General Manager North America & iDEN Global Infrastructure, Motorola
4:00 PM	Differentiated and Highly Competitive Handsets	**Bill Werner**, SVP & General Manager iDEN Subscriber Group, Motorola **Greg Santoro**, VP of Wireless & Internet Services, Nextel

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Paul Saleh

Executive Vice President
&
Chief Financial Officer
Nextel Communications, Inc.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Nextel's Cornerstones of Differentiation



Market Segmentation & Distribution
- High Value Segments
- Solutions-based Approach
- Align Cost with Value
Technology
- Network
- Handsets
- Voice & Data Applications
Customer Support
- Billing Services
- Customer Care
- Credit Checks & Activations

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Nextel's High Growth Business

Subscribers (Mil)


CAGR = 28%
6.2
8.2
10.1
Q3-00
Q3-01
Q3-02

Minutes of Use (Bil)


CAGR = 50%
8.5
13.7
19.2
Q3-00
Q3-01
Q3-02

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Driving for Greater Capital Efficiencies

Cap Ex Spending ($ Billions)



$3.0
$2.4
$1.9 or Less
2000
2001
2002E

Cap Ex / Incremental MOU*



$0.21
$0.15
$0.08
2000
2001
2002E

* Before Depreciation

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Topics for Discussion

- Capacity and quality of Nextel's iDEN network
- Impact of new vocoder
  - > Increased voice capacity
  - > Improved capital efficiency
- Evolution of Direct Connect
- Competitiveness of iDEN handsets

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Barry West

Executive Vice President
&
Chief Technology Officer
Nextel Communications, Inc.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Mobile-Originated Interconnect Call


PSTN
MSC
VLR
HLR
XCDR
XCDR
APD
DAP
MSO
BSC
MPS
BSC
DACS
EBTS

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited

Innovative Implementation of 6:1 Vocoder

- Traditional 6:1 has more delay than 3:1
  - The RF slot machine forces an extra 45 msec one-way (90 msec roundtrip) delay.
  - This factor stalled the original discussions of improved 6:1 Interconnect.
- The solution is "Split 3:1" channels
  - Split 3:1 uses 7.5 msec slots, rather than the existing 15 msec slots used in 3:1 and 6:1 channels.
  - This still halves the bandwidth compared to a regular 3:1 call, making it a 6:1 call from a bandwidth or capacity viewpoint, in that 6 calls can be placed on an RF Carrier.
  - Since data is moved every 45 msec, the delay is the same as current 3:1.



90 ms
45 ms
15 ms
3:1 RF Channel
6:1 RF Channel
Improved 6:1 Channel ("Split 3.1")
Slot 0
Slot 1
Slot 2
Slot 3
Slot 4
Slot 5
Slot 6
Slot 7
Slot 8
Slot 9
Slot 10
Slot 11
Slot 12
Slot 13
Slot 14
Slot 15
Slot 16
Slot 17

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Direct Connect Call


PSTN
MSC
VLR
HLR
XCDR
XCDR
APD
DAP
MSO
BSC
MPS
BSC
DACS
EBTS
EBTS

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Nextel's Direct Connect Advantages

Network Facts

- Instant voice communications with < 1-second call set up
- No interconnection costs
- Twice as spectrally efficient as digital cellular calls
- Supports one-to-one and one-to-many conversations

Subscriber Use

- 94% of subscribers use Direct Connect
- Average Direct Connect conversation uses approx. 40 seconds
- 1.5 Direct Connect calls for every cellular call

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Direct Connect Enhancements

Home and Traveling	Nationwide	Worldwide


At Home . . .
. . . Or While Traveling
QUALCOMM
MOTOROLA
intelligence everywhere

2002	2003	2004 and Beyond

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Packet Data Transmission


EBTS
DACS
MPS
DAP
Tunnel
HA/Router
FA/MDG
Internet

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

iDEN Packet Data Advantages

- 1st carrier to launch nationwide, IP-based, packet data network in 2000
- Quality of Service (QOS)
- Round-trip data session ~ 3 seconds
- 9.3 million[1] handsets with Internet browsers
- 2.3 million[1] Java-capable (J2ME) handsets
- Dozens of mission-critical business applications

1) As of September 30,2002

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Solid Spectrum Position

Band	Ownership Today[1]
700 MHz	4 MHz Contiguous
800 MHz	10 MHz Contiguous & 8 MHz Non-Contiguous
900 MHz	4 MHz Non-Contiguous
1900 MHz	None
Total	10 MHz Contiguous & 16 MHz Non-Contiguous

1) Ownership is an average across all MSA's and includes pending acquisitions.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

FCC Spectrum Allocation of 800 MHz Band* - Today


Up-Link
806
809.75
816
821
824
TV Broadcast
General Category
250 Interleaved Channels
Nextel
NPSPAC
Cellular Band
A
B
[7.5 MHz]
[12.5 MHz]
[10 MHz]
[6 MHz]
Down-Link
851
854.75
861
866
869

- Nextel, SMR, Business, Industrial & Land Transportation = 26.5 MHz *

- Verizon, AT&T Wireless, Cingular and Other Carriers

- Public Safety = 9.5 MHz

- TV Broadcast = 54 MHz

** - Allocation for US zone (different in Mexican and Canadian border regions)*

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

800 MHz Consensus Plan

- Minimizes CMRS-Public Safety interface
- Increases Nextel's contiguous frequency position
- Increases Nextel's technology flexibility for the long term

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Consensus Plan Would Increase Nextel's Contiguous Spectrum Holdings

Band	Ownership Today[1]	Consensus Plan[2]
700 MHz	4 MHz Contiguous	None
800 MHz	10 MHz Contiguous & 8 MHz Non-Contiguous	16 MHz Contiguous
900 MHz	4 MHz Non-Contiguous	None
1900 MHz	None	10 MHz Contiguous
Total	10 MHz Contiguous & 16 MHz Non-Contiguous	10 MHz Contiguous & 16 MHz Contiguous

1) Ownership is an average across all MSA's and includes pending acquisitions.
2) Consensus plan filed with FCC on August 7, 2002 in response to NPRM.

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Consensus Plan for Re-banding 800 MHz Spectrum



800 MHz
Up-Link [MHz]
806
809
814
816
824
Future Public Safety
Public Safety (relocated)
Public Safety, B/ILT, and SMR
10 MHz Interleaved
B/ILT and SMR
Nextel
16 MHz (8x8) Contiguous
Cellular Band
[MHz] Down-Link
851
854
859
861
869

Note: Consensus plan also requires that 10 MHz of contiguous spectrum in the 1.9 Ghz band (1910/1915 MHz and 1990/1995 MHz) is re-allocated to Nextel.

Source: Consensus plan and Nextel Communications, Inc

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Summary

- Efficient and scalable iDEN technology
- Sustainable competitive advantage
  - > Direct Connect
  - > QOS
- Ample spectrum position to support growth
- Consensus Plan, if adopted, will increase Nextel's technology options for the long-term

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Limond Grindstaff

Senior Vice President of Network Engineering & Operations
Nextel Communications, Inc.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Nextel Network Engineering And Operations

- Design the Network
  - Ensure capacity is available to support demand
  - Implement and integrate new products and features into the network
- Build
  - New sites and install radios to support capacity and quality
  - New switches and enhanced switching technology to support growth
- Maintain
  - Ensure quality and proper operation of the network
  - Provide 24/7 coverage - National Network Operations Center (NNOC)
  - Effectively manage all network costs - telco, site rents, maintenance, and operational costs

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

High Subscriber And Minutes Of Use Growth


MOU CAGR 56%
Unit CAGR 32%
Ending Subscribers (millions)
12
10
8
6
4
2
25
20
15
10
5
Minutes of Use (billions)
Q100
Q200
Q300
Q400
Q101
Q201
Q301
Q401
Q102
Q202
Q302

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Growth Of The Nextel National Network

	2000	2001	2002 YTD[1]
No. of Cell Sites	12,700	15,500	16,100
No. of Switches	76	78	85
No. of Base Ratios	150,000	200,000	220,000
No. of Subscribers	6.7 Million	8.7 Million	10.1 Million
Minutes of Use	31.9 Billion	52.9 Billion	53.1 Billion

New 1) YTD measurements are January 1, 2002 through September 30, 2002

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Driving for Greater Capital Efficiencies


($ in billions)
RF Network
Switching
Development Spending
Non-network
$3.0
11%
22%
67%
2000
$2.4
14%
3%
25%
58%
2001
Approx. $1.9
15%
12%
23%
50%
2002E

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Capacity Enhancing Tools

iDEN Enhancement	Benefit
• 6:1 vocoder	• Doubles interconnect calling capacity
• Directed re-try	• Increased network capacity facilitated by neighboring sites
• New RF planning tool	• Increased network capacity thru tighter frequency re-use • Less costly network re-tunes can drive op ex savings
• Quad-base radio	• Greater flexibility in site planning and reduces footprint cost
• 900 MHz base radios & handsets	• Greater capacity • Increased network flexibility
• Enhanced processing for Nortel switches	• Switch capacity increased from approx. 120K subscribers to approx. 200K subscribers • Cap Ex savings

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Improving Capital Costs Per MOU

Capital Cost per Incremental MOU has Declined by 61% since Q300


$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02

Note: Capital costs do not include non-network cap ex or capitalized interest.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Capital Efficiencies Aided By Improved Spectrum Position


20 MHz
1998
1999
2000
2001
2002
2003

Note: Average spectrum holdings in top 100 MSAs

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Nextel's Network Activity By Time Of Day


Interconnect Minutes of Use by Hour
Minutes Of Use (millions)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
12AM
2AM
4AM
6AM
8AM
10AM
12PM
2PM
4PM
6PM
8PM
10PM
> Weekday's bouncing busy hour occurs between 8AM and 10AM and 3PM and 5PM
Monday
Tuesday
Wednesday
Thursday
Friday

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Percent of Traffic During Busy Peak Hour Has Declined



(in millions)
% BBH Traffic
Total MOU
Percent Traffic During the BBH
10%
9%
8%
7%
6%
5%
1,800
1,600
1,400
1,200
1,000
800
600
400
200
000
1/2/99
3/2/99
5/2/99
7/2/99
9/2/99
11/2/99
1/2/00
3/2/00
5/2/00
7/2/00
9/2/00
11/2/00
1/2/01
3/2/01
5/2/01
7/2/01
9/2/01
11/2/01
1/2/02
3/2/02
5/2/02
7/2/02
9/2/02
11/2/02

- Traffic during BBH has declined from 9.4% of total minutes in January, 1999 to 7.6% of total minutes in November, 2002.
- Network is built to support peak times; smaller relative peaks means less network investment is required.

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Costs To Operate Nextel's Network Have Fallen Dramatically



Cost of Service Per MOU
$0.05
$0.04
$0.03
$0.02
$0.01
1999
2000
2001
2002 YTD

- Cost of service per MOU has declined 25% CAGR since 1998
- Network cost is approx. $0.017/MOU and is projected to fall to approx. $0.01/MOU by 2005
- Nextel is scaling telco costs, rents, and engineering headcount

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Nextel's High Quality Network

Blocked and Dropped Call Rates Remain Below 2%


4%
3%
2%
1%
0%
12/01/00
3/01/01
6/01/01
9/01/01
IC Block Rate (5 Day Ave)
IC Block/Drop Rate Goal
Total Drop Rate

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Nextel Customers Perceive That Network Quality Remains High


80%
75%
70%
65%
60%
55%
50%
Network Quality Index
3.0%
2.5%
2.0%
1.5%
Churn Rate
3Q01
4Q01
1Q02
2Q02
3Q02

Note: NQI is a composite measurement of Nextel subscribers' satisfaction with network coverage, call quality and reliability.

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Solid Plans To Continually Improve Network Performance And Drive Operating Efficiencies

- Streamlining the organization and improving headcount efficiencies
- Subcontracting selected non-core functions
- Overhauling site approval process to tightly manage network build
- Standardizing network systems and processes
- Deploying telco optimization tools

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Summary

- Meeting the high-growth demand for Nextel's Wireless Services
- Scaling network operating and capital costs
- Maintaining high quality network performance
- Solid plans in place to improve network performance and drive operating and capital efficiencies

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Fred Wright

Senior Vice President and General Manager
North America & iDEN Global Infrastructure
Motorola, Inc.

MOTOROLA

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Key Messages Outline

> iDEN is a competitive technology today and beyond 2005

> iDEN continues feature development to drive down OP EX & CAPEX while improving spectrum efficiency

> iDEN dispatch and data architecture offer feature differentiation and an efficient bridge to next generation of wireless technology

> iDEN can take Nextel to desired level of subscribers and provide superior return on invested capital

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995:

A number of forward-looking statements will be made during this presentation. Forward-looking statements are any statements that are not historical facts. These forward-looking statements are based on the current expectations of Motorola and there can be no assurance that such expectations will prove to be correct. Because forward-looking statements involve risks and uncertainties, Motorola's actual results could differ materially from these statements. Information about factors that could cause, and in some cases have caused, such differences can be found on pages F-35 through F-40 of Motorola's Proxy Statement for the 2002 annual meeting of stockholders and in Motorola's other SEC filings.

This presentation is being made December 17, 2002. The content of this presentation contains time-sensitive information that is accurate only as of the time hereof. If any portion of this presentation is rebroadcast, retransmitted or redistributed at a later date, Motorola will not be reviewing or updating the material that is contained herein.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Operating Profitability - Nextel #1 Among National Carriers


EBITDA Margin
50%
40%
30%
20%
10%
0%
-10%
-20%
29%
31%
41%
23%
8%
39%
AT&T Wireless
Cingular
Nextel
Sprint PCS
T-Mobile USA
Verizon Wireless
Q301
Q401
Q102
Q202
Q302

Source: Company reports & UBS Warburg Equity Research, "Wireless 411," 10/2/02

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Capex-to-Sales - Nextel #1 Among National Carriers


"Sales" as used here = Service Revenue
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
32%
31%
19%
23%
35%
20%
AT&T Wireless
Cingular
Nextel
Sprint PCS
T-Mobile USA
Verizon Wireless
Q301
Q401
Q102
Q202
Q302

Source: Company reports & UBS Warburg Equity Research, "Wireless 411," 10/2/02

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

MOTOROLA NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Opex / MOU—Nextel #1 Among Reporting National Carriers

Computation: Cost of Services (adjusted for same components) per Forms 10-Q divided by MOU



$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
$0.0361
$0.0198
$0.0313
AT&T Wireless
Nextel
Sprint PCS
3Q YTD 01
3Q01
3Q YTD 02
3Q02

Source: Company reports, UBS Warburg & JP Morgan Equity Research, Oct. 2002

MOTOROLA

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Total Cost / MOU—Nextel #1

(Total = Opex + Depreciation)
Among Reporting National Carriers



$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
$0.0560
$0.0455
$0.0587
AT&T Wireless
Nextel
Sprint PCS
3Q YTD 01
3Q01
3Q YTD 02
3Q02

Source: Company reports, UBS Warburg & JP Morgan Equity Research, Oct. 2002

MOTOROLA

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Total Cost / Incremental MOU—Nextel #1

(Total = Opex + Capex)
Among Reporting National Carriers



$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.2077
$0.1573
$0.1550
$0.1091
$0.1459
$0.1117
AT&T Wireless
Nextel
Sprint PCS
3Q 01
3Q02

Source: Company reports,
UBS Warburg & JP Morgan
Equity Research, Oct. 2002

MOTOROLA

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

iDEN Infrastructure Roadmap

Projected Market Availability Dates

2002

SR 9.6
Enhanced Reciever
Enh. BRC Board
BSC LANX Redund
800/900 Subscr. Test
BSC Adv. Diag.TTY
>24BR

SR 9.6.1
E911 A-GPS

DAP Horiz. Network B
Highly Available iHLR
R12K - 2way DAP
OLCC Phase 1
Multiple Packer Channels
RF Congestion Relief
SS7 Congestion Control
3200 Site Support
2000 Site Sys Support & Oper.
Co-Co Channel
Integrated 800/900 MHz
6 Operability & Availability Features
SR 9.8

2003

SR 10.0
DAP Horiz. Network C
OLCC Phase 2
EGT4
Four Operability Features

High Capacity Dispatch
800MHz Extended Band
Enhanced DAP Startup
Improved 6:1 Interconnect
SR 10.5

2004

SR 11.0/11.X
Improved 6:1 Dispatch
High Capacity XCDR Card
Dispatch Paging Subchannels
Solaris 8 / Sunfire
EGP Capacity
Interference Management
Reduced EBTS Power
WPS (IOC)
WiDEN

Graceful BR Shutdown
Triband Interconnect Only
iBSC Next Generation
Selective Dynamic Talk Group/Presence
SR 12.0

2005

SR 13.0
All Frame Relay
MDG4 Next Gen
OLCC Phase 3 on iBSC
OLCC Phase 3 on Legacy
HOMI (OMC)
MV-IOS
WPS (FOC)
Triband Option #4
DAP Capacity Solution

Public Service
12:1 Dispatch
Advanced Services Application Platform
Next Generation Dispatch
CDMA VSGW
Wireless LAN
SR 13.0 or Beyond

Note: Proposed features and functionality—customers, including Nextel, have committed to some but not all.

MOTOROLA

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

RF Capacity Feature Roadmap

- > **Smart Antenna:** reduces retries, improves handover blocking, and reduces intracell handovers
- > **RF Congestion Relief:** will allocate interconnect to adjacent cells w/ acceptable quality
- > **Integrated 800/900 MHz:** enables 900 MHz interconnect along with 800 MHz system
- > **6:1 Interconnect Vocoder:** doubles interconnect channel capacity from 3:1 to 6:1
- > **800 MHz Extended Band:** enables 821-825MHz interconnect along with standard 806-821MHz
- > **Co-Channel/Co-DCC enhancement:** reduces dispatch call blocking, crosstalk and call initiation failures
- > **Interference Management:** provides essential data, (Performance Management, Fault Management, and BSC call traces) to allow operators to maximize RF resource management
- > **12:1 Dispatch:** doubles dispatch channel capacity from 6:1 to 12:1

MOTOROLA

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Feature Summary: RF Efficiency Options

Feature	System Capacity Improvement Potential	Release	Cumulative
Baseline	NA	SR 9.6	1X
RF Congestion Relief	15%	SR 9.8	1.15X
Integrated 800/900 MHz	25%	SR 9.8	1.4X
6:1 Interconnect Vocoder	70% - 80%	SR 10.5	2.4X
800 MHz Extended	NA	SR 10.5	2.4X
Enhanced Receiver Co-Channel/Co-DCC Enhancement Interference Management	25% - 50%	SR 9.6 SR 9.8 SR 11.0	3.1 to 3.6X
12:1 Dispatch	10% - 20%	Potential Improvement	3.6 to 4.3X

Note: Proposed features and functionality—customers, including Nextel, have committed to some but not all.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Frame – Inbound

Improved 6:1 design reduces RF Interface delay from 90ms to 45ms – same as 3:1


90ms frame
15ms slot
Old 6:1
1 2 3 4 5 6 1 2 3
45ms frame
15ms slot
3:1
1 2 3 4 5 6 1 2 3
45ms frame
7.5ms slot
Improved 6:1
1 2 3 4 5 6 1 2 3
Call 1
Call 2

MOTOROLA

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Slot – Inbound


15ms
3:1/6:1 Slot
Guard / Training
Sync
NTU Data Payload
User 1 slot
Improved 6:1
Guard / Training
Sync
NTU Data Payload
User 1 sub-slot
Guard / Training
Sync
NTU Data Payload
User 2 sub-slot
7.5ms
7.5ms

> Improved 6:1 is a significant redesign of current 15ms slot structure
> New Modem & FEC design expected to deliver equivalent voice channel performance as 3:1

MOTOROLA

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

6:1 Voice Quality Test Results


COMSAT Mar '02 Vocoder MOS
MOS
5
4
3
2
Improved 6:1 Interconnect
Current 3:1 Interconnect
3.97
3.86
3.80
3.89
3.94
3.73
Source, -20 dBm0
IS-127 EVRC (CDMA)
AMR 12.2 (GSM)
IS-893 SMV (CDMA)
AMBE++4400 (IDEN 6:1)
VSELP 8000 (IDEN 3:1)

> Independent study showed 6:1 results display highest audio quality relative to other technology vocoders.

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

MOTOROLA NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

On-Target! - 6:1 Vocoder Contract Milestones

Milestone	Description	Contract Date	Forecast/Actual	Float
Milestone 1	6:1 Contract Signed	1/15/2002	3/28/2002	Comp
Milestone 2	Audio Quality Acceptance	3/30/2002	3/29/2002	Comp
Milestone 3	System Architecture Finalized	5/31/2002	5/31/2002	Comp
Milestone 4	Quality Workbook/Deployment Spec	8/1/2002	8/1/2002	Comp
Milestone 5	Over Air Demo 6:1, Prototype SU Available, ST Start	12/1/2002	11/22/2002	Comp
Milestone 6	New Feat Test Complete, Second Prototype SU Available	2/15/2003	2/15/2003	0
Milestone 7	Infrastructure and Subscriber Hdw/SW to Nextel	3/30/2003	3/30/2003	0
Milestone 8	ATP Complete	8/30/2003	8/14/2003	10
Milestone 9	SU Ship Acceptance	9/30/2003	8/29/2003	21

MOTOROLA

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

High Speed Data - WiDEN

- ~4X Data throughput improvement over current iDEN data speeds
  - >132 kbps in a 100khz channel
  - >No dedicated or wasted spectrum for data only
  - >Existing data and voice users share common radio channels

- Competitive user experience to CDMA and GSM offerings

- Total reuse of current network equipment
  - >Required use of Quad Base Radio to get 100khz of channel width
  - >Only requires SW upgrades

MOTOROLA

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Potential Technology Evolution


iDEN
WiDEN
WiDEN / LAN
Next Generation Wireless Technology
Small Applications
Medium Applications
Med/Large Applications
Large Applications

Note: Proposed features and functionality—customers, including Nextel, have committed to some but not all.

MOTOROLA

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

WiDEN Smoothes Voice/Data Transition

WiDEN provides sufficient data bandwidth as data demand grows

> Over time, move voice traffic gradually off of WiDEN BR by adding additional RF resources to cell

> WiDEN voice/data split can be done in step sizes of 1/12 of a 25 kHz carrier

Example of peak WiDEN load over time:


WiDEN Load
Voice
Data
Year 1
Year 2
Year 3
Year 4
Year 5

Note: Proposed features and functionality—customers, including Nextel, have committed to some but not all.

MOTOROLA

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

WiDEN Field Implementation

> WiDEN can be added on a site by site basis
- Minimizes risk & cost if data demand is lower than expected

> Data session continuity provided
- "handovers" supported between IDEN PCH and WIDEN



WiDEN Site With Quad BR Hardware To Support Wideband Data Channels
RF Subsystem
WiDEN Equipped Site
Legacy iDEN Data Equipped Site
New Subscribers Support WiDEN & Legacy Data
Legacy Subscribers Support iDEN Legacy Data Only

Note: Proposed features and functionality—customers, including Nextel, have committed to some but not all.

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

MOTOROLA NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

User Experience -WiDEN vs The Competition

Transaction Time in Seconds


Small Transactions 1KB (seconds)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
IDEN
WIDEN
GSM/ GPRS
CDMA 2000-IX
CDMA 1XEVDO
WLAN
Flarion


Medium Transactions 30KB (seconds)
35
30
25
20
15
10
5
0
Note: same color bars indicate comparable data rate technologies
IDEN
WIDEN
GSM/ GPRS
CDMA 2000-IX
CDMA 1XEVDO
WLAN
Flarion

> WiDEN user has superior (shorter) transmission time for small messages.

> WiDEN user has comparable transmission time for medium messages.

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

High Data Rate Service – WLAN Networking with WiDEN



Public Server
IP
Internal Server
802.11a up to 20 mbps
Trusted IP
AAA Server
iDEN up to 23 kbps
WiDEN up to 92 kbps
HA
MDG (FA)
FA
iDEN / WiDEN
802.11a

> WiDEN/iDEN / 802.11 Seamless roaming

> Dual mode WiDEN/iDEN/ 802.11 subscriber

> Mobile IP traffic mobility

Note: Proposed features and functionality— customers, including Nextel, have committed to some but not all.

MOTOROLA

The information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

iDEN Dispatch Technology Development

> Long Term Dispatch Technology Vision
  - RAN Transparent Service Framework

> Next Generation Dispatch Network Core
  - High-Level Core Architecture
  - All Packet Backhaul Integration
  - Urban Area Consolidation

> New Dispatch Features
  - Selective Dynamic Group Call
  - Advanced Services Application Platform
  - Nextel 3G Gateway and Transcoder Platform
  - Nextel Public Service
  - Wireless Priority Services

> Push-To-Talk Competitive Landscape

MOTOROLA

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

iDEN & Motorola Support Nextel's Public Service Initiative

- iDEN integrates basic services required by Public Service
  - > Interconnect, Private Call, Group Call, Packet Data, SMS
  - > High output audio
  - > Mobility management for dispatch services
- Feature development
  - > 6 handset features being integrated with handset roadmap
  - > 4 network features
    - - Priority access for interconnect
    - - Group Call precedence & Multi-Join
    - - Wireline Console for iDEN
    - - Isolated Direct Connect
- Feasibility assessments
  - > High site overlay
  - > Control channel access
  - > Encryption

MOTOROLA

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

IDEN Is An Elegant Long-Term Solution

- Impressive capital and operating efficiencies
- Substantial increases in voice capacity to be delivered in 2003 and beyond
- Motorola is committed to iDEN enhancements which:
  > Increase product and service differentiation
  > Lower the cost to provide wireless services
  > Increase spectrum efficiency
- Sustainable competitive advantage in Direct Connect

MOTOROLA

The Information contained herein is preliminary and is presented only to inform Motorola customers of potential architectural direction based on currently known information. All information is subject to change at any time without notice to customers or liability to Motorola. Inclusion herein in no way obligates Motorola and Nextel to implement concepts shown.

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Greg Santoro

Vice President of Wireless and Internet Services
Nextel Communications, Inc.

Bill Werner

Senior Vice President and General Manager
iDEN Subscriber Group
Motorola, Inc.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Aligning Wireless Products, Services And Solutions With High-Value Customer Segments

Customer Segment	Sales Approach	Applications	Channels
Enterprise Government	Solutions	Service Tools Sales Automation	Corporate Accounts Direct
General Business	Products	Fleet Management Mobile Office	Indirect Stores
Individuals	Services	Information Services Short messaging mCommerce Games	Telesales Web

MOTOROLA

NEXTEL

Q1 2001 Wireless Handset Portfolio


High Price
Low Price
World Phone
Motorola i2000 Plus
$149.99
Motorola i700 Plus
$79.99
Motorola i550 Plus
$49.99
Motorola i1000 Plus
$119.99
Monolith Style
Clam Style

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Current Wireless Handset Portfolio


High Price
Low Price
World Phone
Motorola i30sx $49.99
Motorola i700 Plus $79.99
Motorola i80s $99.99
Motorola i2000 Plus $124.99
Motorola i85s $149.99
Motorola i55sr $179.99
Motorola i60c $149.99
Motorola i90c $249.99
Motorola i95cl $399.99
Monolith Style
Clam Style

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Key Differentiators

- Robust platform supporting features our customers expect
  > Direct Connect, high performance speakerphones, Vibracall, high resolution screens, more memory, SIM cards, location, MMS, etc.
- Full support for wireless data
  > 9.3 million phones in the market are enabled for packet data and messaging
  > 2.3 Million Java enabled phones
  > J2ME support with extensions for SSL security, Midi, Push, etc.
- High quality and performance
  > Exceed all other handsets on durability, failure rate, fit/finish, etc
  > Optimized for responsiveness; 3-4 times for Java alone
  > Over the air programmable enabling customer care and repair support
- Joint development approach with Motorola
  > Collaborative, team-based design, development, and support
  > Ability to optimize phone portfolio for our key segments

MOTOROLA

NEXTEL

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Handsets Are Designed For Nextel's Target Markets

Specialized

Public Service



Target: Public Safety Public Service, Utility, and Extreme Industrial

r750plus AFU r750plus FM

Rugged/Durable



i58sr

Target: Blue & Gray Collar; Construction; and Industrial.

A-GPS



i35s

Target: Entry level Blue-Collar; Sports Enthusiast

Limited Edition



Target: High Value Professionals who want a distinctive phone/look

i95cl LE Swiss Army

i95cl LE

Core Segments

Feature Rich / Color

Target: High Value Business Professionals



i90c



i95cl

Target: White Collar Gadget Grabbers; Data Application Platform

Enterprise



i88s

Target: Fleets; Field Service; Enterprise Workforce

A-GPS

Lifestyle



i80s

Target: Family Extension, Female Professional

Entry Level

Target: Entry Level White Collar



i60c



i30sx

Target: Entry Level White and Grey Collar & Consumers

Application-Specific

Integrated PDA



Blackberry 6510

Target: Executive; Mobile Office; Field Sales; Service, and Support; Optimum Data Platform

International Phones

Target: International Business Travelers



i2000plus v.60 p280

Devices

Target: Wireless Data Applications



MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

2002 Handset Providers - CSI Ratings

Handset Providers CSI Ratings vs. Industry Average

		Industry Average	Sanyo	Motorola Nextel	Motorola Consumer	Samsung	Kyocera	Qual Comm	Nokia	Audio Vox	Sony Ericsson
	Overall	100	111	107	103	105	101	101	99	93	89
High predictor of overall satisfaction	Physical Design	100	106	100	108	112	99	99	97	93	88
Medium predictor of overall satisfaction	Features	100	114	114	104	107	106	98	101	87	88
	Operation	100	110	113	99	104	103	106	99	92	88
Low predictor of overall satisfaction	Battery Function	100	116	110	101	98	104	99	98	97	91
	Handset Durability	100	111	102	103	96	94	107	101	100	89

- Statistically above industry average (green)

- Statistically below industry average (blue)

+/- 5 index pts. is significant

MOTOROLA

Source: 2002 JDP&A Wireless Industry Services Style

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Rich Application Environment

- Leadership Java support driving application development
- Developer Program supporting 9,000 developers
- Focus on device and application management
- Partnerships with IBM, Sun, EDS, and Accenture
- Supports our Wireless Business Solutions framework

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

Falcon - Next Generation iDEN Handset Platform

Core Features

> Integrated 6:1 Vocoder CODEC

> Integrated A-GPS

> Faster Core Processor

> Increased Circuit Density

> Synergy 2.0 User Interface

Key Benefits

> Dramatically improved use of available spectrum

> Ability to meet FCC E911 mandate and commercial location services

> More functionality and features
- MMS, downloadable content & camera

> Improved battery life
- Improved talk time (50-80%) and improved standby time (+70%)

> New designs
- Fresh, consistent designs in form
- More intuitive, improved UI

The Falcon platform is the most important platform ever developed due to the strategic importance of 6:1.

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

NEXTEL

Summary

- The iDEN handset portfolio is designed to attract high value subscribers
- Handset prices are competitive
- Feature-rich iDEN phones are winning in the marketplace
- New Falcon platform phones extend market leadership

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.

iDEN Technology Update

December 17, 2002



NEXTEL®

MOTOROLA

© 2002 Nextel Communications, Inc. All rights reserved. Copying and use are strictly prohibited.